SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (or Date of Earliest Event Reported): December 25, 2001



                              WARREN RESOURCES INC.
             (Exact name of Registrant as specified in its charter)


   New York                             000-33275                11-3024080
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
     incorporation)                                          Identification No.)





489 Fifth Avenue, 32nd Floor                                       10017
New York, New York                                                (Zip Code)
(Address of principal executive offices)



                                 (212) 697-9660
              (Registrant's telephone number, including area code)



                                 Not applicable
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1 through 4 and Items 6 through 9 are not included because they are not applicable.

Item 5.  Other Events.

     The Registration Statement on Form 10 (Registration No. 000-33275) to register the shares of common stock of Warren Resources Inc. filed on October 26, 2001 became automatically effective December 25, 2001 pursuant to Section 12(g) of the Securities Exchange Act of 1934. The review and comment process by the Securities and Exchange Commission was not completed as of that date. Because Warren will file an amended Form 10 in response to the SEC's comments, the Form 10 as currently filed is subject to substantial revision, the inclusion of financial information and statements for the quarter ended September 30, 2001, the revision of prior period financial statements, changes in the reserve information and valuations and updated disclosures regarding Warren.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WARREN RESOURCES INC.


Date:  December 26, 2001             By: /s/ Timothy A. Larkin
                                         ---------------------------------------
                                         Timothy A. Larkin
                                         Chief Financial Officer and
                                         Chief Accounting Officer